Exhibit 10.22

AMENDED AND RESTATED No.1 TO

EXCLUSIVE LICENSE AGREEMENT WITH SUBLICENSING TERMS

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because Gracell Biotechnologies Inc. has determined it is not material and would be competitively harmful if publicly disclosed.

This Amended and Restated Agreement (“Agreement”) is made effective November 29th , 2017 (the “Effective Date”) by and between ProMab Biotechnologies, Inc (hereinafter called “PROMAB”), a company having its principle office at 2600 Hilltop Drive, Building B, Suite C320, Richmond, CA94806, and Unitex Capital Ltd (hereinafter called “LICENSEE”), a company having its principle office at 1208 E. Arques Ave., Sunnyvale, CA 94085 and Gracell Biotechnologies Co. Ltd. 亘喜生物科技（上海）有限公司 (hereinafter called “亘喜”), a company having its principle office at Level 12, No.926 Yishan Road, Shanghai China. PROMAN, LICENSEE and 亘喜 are at times referred to in this Agreement as “the parties”.

WHEREAS, PROMAB entered into an Exclusive License Agreement with Sublicensing terms with LICENSEE on dated April 19th, 2017. (the “Unitex License”);

WHEREAS, LICENSEE intent to transfer all its rights and obligations under the Unitex Agreement to 亘喜.

WHEREAS, 亘喜 intent to accept and adhere LICENSEE’s right and obligations under the Unitex Agreement.

WHEREAS, PROMAB, LICENSEE and 亘喜 hereby agree to amend and restate the Unitex License as set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties covenant and agree as follows:

1. Amendment to Article 4 of Unitex License is restated entirely as follows:

1.1 Article 4.1 License Issue Fee

Provided that LICENSEE had paid PROMAB a non-refundable license issue fee of [***], 亘喜 shall pay LICENSEE [***] within seven (7) days of the Effective Date.

1.2 Article 4.2 Delivery Payment

亘喜 shall pay to PROMAB a non-refundable license delivery fee of [***] within six month of the Effective Date, provided that: [***]

1.3 Article 4.3 Additional Sub-License Fee

亘喜 shall pay to PROMAB a non-refundable sub-license fee of [***] for an additional exclusive sub-license of GITR as CAR-T co-stimulatory molecule [***] from PROMAB to 亘喜 for use in the FIELD in the LICENSED TERRITORY. PROMAB will make due effort to assist 亘喜 [***].

1.4 Article 4.4 Milestone Payment:

In addition to all other payment required under this Agreement, 亘喜 agrees to pay PROMAB milestone payments upon complete execution of Article 4.2, as follows:

(a) a non-refundable milestone payment of [***] 60 days after IND filing of [***], whichever occurs first;

Contract No: GXSW RD-01

(b) a non-refundable milestone payment of [***] after 亘喜 successfully treated [***] patients in a PHASE I CLINICAL TRIAL with [***] and achieved [***];

(c) a non-refundable milestone payment of [***] when 亘喜 successfully treated [***] patients in a PHASE I CLINICAL TRIAL with [***] and achieved [***];

(d) a non-refundable milestone payment of [***] 60 days after IND approval for [***], in no event shall the aggregate be more than [***]

(e) a non-refundable milestone payment of [***] when 亘喜 obtains the China Food and Drug Administration (CFDA) approval for the [***];

1.5 Article 4.6 Taxes:

Payment receiving parties shall provide 亘喜 formal invoice.

With respect to taxes, assessments, or other charges of any kind which may be imposed on PROMAB by the China Government with respect to any amounts payable to PROMAB pursuant to this Agreement shall be deductible from all payments due under this Agreement if such taxes, assessments, or other charges are not avoidable.

LICENSEE is exempt from paying income taxes under British Virgin Islands law. Therefore, all payments due under this Agreement shall be made without deduction for taxes, assessments, or other charges of any kind which may be imposed on LICENSEE. All such taxes, assessment, or other charges shall be assumed by 亘喜.

2. Amendment to Article 16 of Unitex License is restated entirety as follows:

2.1

16.1. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the China without reference to conflict of laws principles or statutory rules of arbitration included therein. Any dispute or proceeding under this Agreement shall be subject to the exclusive jurisdiction and venue of the court in Shanghai, and the parties hereby consent to the exclusive personal jurisdiction and venue of these courts.

2.2

16.2. 亘喜 shall comply, and shall cause its SUBLICENSEES to comply, with all local laws, regulations, rules and orders applicable to the testing, production, transportation, packaging, labeling, export, sale and use of the LICENSED TECHNOLOGY in the LICENSED TERRITORY.

3. Affirmation of remaining terms and conditions.

3.1亘喜 affirms to take all other rights and obligations of Unitex License from LINCESEE.

3.2	The Parties affirm that all other terms and conditions of the Unitex License are not hereby amended and shall continue in full force and effect.

Contract No: GXSW RD-01

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

Promab Biotechnologies Inc.

By:	/s/ John Wu
Name:	John Wu
Title:	CEO

Unitex Capital, Ltd.

By:	/s/ Wei (William) Cao
Name:	Wei (William) Cao
Title:	CEO

Gracell Biotechnologies, Co. Ltd
亘喜生物科技（上海）有限公司

By:	/s/ Wei (William) Cao
Name:	Wei (William) Cao
Title:	CEO

Contract No: GXSW RD-01